UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549-1004
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FORM 8-K
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CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) February 10, 2015
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GENERAL MOTORS COMPANY
(Exact Name of Registrant as Specified in its Charter)
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DELAWARE (State or other jurisdiction of incorporation)	001-34960 (Commission File Number)	27-0756180 (I.R.S. Employer Identification No.)
300 Renaissance Center, Detroit, Michigan (Address of Principal Executive Offices)	48265-3000 (Zip Code)

(313) 556-5000
(Registrant's telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17-CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01 OTHER EVENTS

On February 10, 2015, General Motors Company (“GM”) issued a press release regarding a Notice of Director Nomination and Shareholder Proposal received by GM from Harry J. Wilson and certain affiliated parties. The press release is attached hereto as Exhibit 99.1, and the Notice of Director Nomination and Shareholder Proposal is attached hereto as Exhibit 99.2.

Important Additional Information

GM will be filing a proxy statement with the Securities and Exchange Commission (the "SEC") in connection with the solicitation of proxies for GM’s 2015 Annual Meeting of Shareholders (the "Proxy Statement"). GM, its directors and certain of its executive officers may be deemed participants in the solicitation of proxies from shareholders in respect of the 2015 Annual Meeting. Information regarding the names of GM’s directors and executive officers and their respective interests in GM by security holdings or otherwise is set forth in GM’s Annual Report on Form 10-K for the fiscal year ended December 31, 2014, filed with the SEC on February 4, 2015 and GM’s proxy statement for the 2014 Annual Meeting of Shareholders, filed with the SEC on April 25, 2014 and the Form 8-K filed with the SEC on February 5, 2015. To the extent holdings of such participants in GM’s securities have changed since the amounts described in the 2014 proxy statement, such changes have been reflected on Initial Statements of Beneficial Ownership on Form 3 or Statements of Change in Ownership on Form 4 filed with the SEC. Additional information concerning other persons who may under the SEC rules be considered participants and the nominees of GM’s Board of Directors for election at the 2015 Annual Meeting will be included in the 2015 Proxy Statement. BEFORE MAKING ANY VOTING DECISION, INVESTORS AND SHAREHOLDERS OF THE COMPANY ARE URGED TO READ ALL RELEVANT DOCUMENTS FILED WITH OR FURNISHED TO THE SEC, INCLUDING THE COMPANY'S DEFINITIVE PROXY STATEMENT AND ANY SUPPLEMENTS THERETO BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION. Investors and shareholders will be able to obtain a copy of the definitive proxy statement and other documents filed by GM free of charge from the SEC's website, http://www.sec.gov. GM’s shareholders will also be able to obtain, without charge, a copy of the definitive Proxy Statement and other relevant filed documents by directing a request by mail to GM Stockholder Services at General Motors Company, Mail Code 482-C25-A36, 300 Renaissance Center, P.O. Box 300, Detroit, Michigan 48265-3000 or at stockholder.services@gm.com or from the investor relations section of GM’s website, http://www.gm.com/investor.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

Exhibit	Description	Method of Filing

Exhibit 99.1	Press Release Regarding Notice of Director Nomination and Shareholder Proposal	Attached as Exhibit
Exhibit 99.2	Notice of Director Nomination and Shareholder Proposal	Attached as Exhibit

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GENERAL MOTORS COMPANY (Registrant)
/s/ THOMAS S. TIMKO
Date: February 10, 2015	By:	Thomas S. Timko Vice President, Controller and Chief Accounting Officer